UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

KARTOON STUDIOS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-37950 (Commission File Number)	20-4118216 (I.R.S. Employer Identification No.)

190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 273-4222

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOON	NYSE American LLC
Preferred Stock Purchase Rights	N/A	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No.1 to the Current Report on Form 8-K (this “Amendment”) amends Item 1.01 of the Current Report on Form 8-K of Kartoon Studios, Inc., a Nevada corporation (the “Company”), as originally filed with the Securities and Exchange Commission (“SEC”) on July 2, 2026 (the “Original Form 8-K”). This Amendment is being filed with the SEC solely to indicate that the Final Expiration Time of the Rights is 5:00 p.m., New York City time, on June 29, 2027 rather than July 29, 2027 as had been indicated in Item 1.01 of the Original Form 8-K. Except for the foregoing, no other changes have been made to the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2026, the Board of Directors (the “Board”) of Kartoon Studios, Inc., a Nevada corporation (the “Company”), approved and adopted a preferred stock rights agreement and authorized and declared a dividend distribution of one right (each, a “Right”) for each outstanding share of common stock, par value $0.001 per share (the “Common Stock”), of the Company to stockholders of record as of the close of business on July 13, 2026 (the “Record Date”). The complete terms of the Rights are set forth in a Preferred Stock Rights Agreement (the “Rights Agreement”), dated as of July 1, 2026, by and between the Company and VStock Transfer, LLC, a California limited liability company, as rights agent.

In general terms, the Rights Agreement imposes significant dilution upon any person or group (other than the Company and certain other Exempt Persons (as defined below)), that is or becomes the beneficial owner of ten percent (10%) or more of the Common Stock without the prior approval of the Board following the first public announcement by the Company of the adoption of the Rights Agreement. The term “beneficial ownership” is defined in the Rights Agreement and, as more fully discussed below, includes, among other things, certain derivative arrangements.

The following is a summary of the terms of the Rights Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Rights Agreement, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

The Rights. Each Right entitles its registered holder, subject to the terms of the Rights Agreement, to purchase from the Company one one-thousandth of a share of Series D Junior Participating Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), of the Company at a purchase price of $3.75 per Right, subject to adjustment (the “Purchase Price”). The Rights will attach to any shares of Common Stock that become outstanding after the Record Date and prior to the earlier of the Distribution Time (as defined below), the Redemption Date (as defined below), the Final Expiration Time (as defined below), and in certain other circumstances described in the Rights Agreement.

Until the Distribution Time, the Rights are associated with Common Stock and evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which will contain a notation incorporating the Rights Agreement by reference, and the Rights are transferable with and only with the underlying shares of Common Stock.

Until the Distribution Time, the surrender for transfer of any shares of Common Stock will also constitute the transfer of the Rights associated with those shares and the Rights shall only trade with the Common Stock. As soon as practicable after the Distribution Time, separate Rights certificates will be mailed to holders of record of Common Stock as of the Distribution Time. From and after the Distribution Time, the separate Rights certificates alone will represent the Rights.

The Rights are not exercisable prior to the Distribution Time and, thereafter, become exercisable only after such time as the Rights become no longer redeemable by the Company. Upon the Distribution Time, any Rights held by an Acquiring Person (as defined below), its affiliates and associates, and certain transferees thereof become null and void and may not be exercised.

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Exercisability; Separation and Distribution of Rights. Subject to certain exceptions and the Rights becoming no longer redeemable, the Rights become exercisable and will be transferrable separately from the Common Stock from and after the “Distribution Time,” which occurs upon the earlier of:

•	the close of business on the tenth (10th) business day (or such later date as may be determined by the Board) after the earliest day on which a public disclosure is made indicating that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 10% or more of the Common Stock (an “Acquiring Person”), the public disclosure of facts by the Company or an Acquiring Person that reveals the existence of an Acquiring Person or indicating that an Acquiring Person has become an Acquiring Person, or the Board becoming aware of the existence of an Acquiring Person (the “Shares Acquisition Date”), and
•	the close of business on the tenth (10th) business day (or such later date as may be determined by the Board) after the date of the commencement of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any person (other than an Exempt Person) becoming an Acquiring Person.

As of the Distribution Time, the Rights separate from the Common Stock and become transferable apart from the Common Stock. After the Distribution Time, the Company will mail Rights certificates to the Company’s stockholders and such Rights certificates alone will represent the Rights.

Exempt Persons. The following entities and persons are exempted from being deemed an “Acquiring Person” and, accordingly their acquisition of beneficial ownership of ten percent (10%) or more of the Common Stock will not result in the occurrence of a Distribution Time: (i) the Company, (ii) any subsidiary of the Company, (iii) any officers, directors, and employees of the Company or any of its subsidiaries solely in respect of such person’s status or authority as such (including, without limitation any fiduciary capacity), (iv) any employee stock ownership plan, employee benefit plan, or other compensation program or arrangement of the Company or of any of its subsidiaries, or any person holding Common Shares for or pursuant to the terms of any such plan, program, or arrangement or for the purpose of funding any such plan, program, or arrangement, and (v) any person organized, appointed, or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan, program, or arrangement during the time such person acts in such capacity.

Existing Holders. In addition, any person who, together with its affiliates and associates, beneficially owns, immediately prior to the time of the first public announcement of the adoption of the Rights Agreement ten percent (10%) or more of the Common Stock then outstanding will not become an Acquiring Person unless such person, after the time of the public announcement of the Rights Agreement, becomes the beneficial owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the Common Stock in the form of shares of Common Stock or pursuant to a split or subdivision of the Common Stock). However, if upon acquiring beneficial ownership of one or more additional shares of Common Stock, such person does not beneficially own 10% or more of the Common Stock then outstanding, such person shall not be deemed to be an “Acquiring Person” for purposes of the Rights Agreement.

Inadvertent Acquisitions. The Rights Agreement also provides that certain inadvertent acquisitions will not trigger the occurrence of the Distribution Time.

Series D Preferred Stock Rights. Each one one-thousandth of a share of Series D Preferred Stock, if issued upon the exercise of the Rights (i) will not be redeemable; (ii) will entitle holders to quarterly dividend payments, when and if declared, of $0.001 per one one-thousandth of a share of Series D Preferred Stock, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater; (iii) will  entitle holders upon liquidation either to receive $1.00 per one one-thousandth of a share of Series D Preferred Stock or an amount equal to the payment made on one share of Common Stock, whichever is greater; (iv) will  have the same voting power as one share of Common Stock and will vote together with the Common Stock; and (v) will entitle holders to a payment per one one-thousandth of a share of Series D Preferred Stock equal to the payment made on one share of Common Stock if the Common Stock is exchanged via merger, consolidation, or a similar transaction. Because of the nature of the Series D Preferred Stock’s dividend, liquidation, and voting rights, the value of one one-thousandth of a share of Series D Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

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Flip-In Trigger. If an Acquiring Person obtains beneficial ownership of ten percent (10%) or more of the Common Stock, then each Right will entitle the holder thereof to purchase, for the Purchase Price, a number of shares of Common Stock (or, in certain circumstances, cash, property, or other securities of the Company) having a then-current market value of twice the Purchase Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person, its affiliates and associates, and certain of its transferees will be void.

Flip-Over Trigger. If, at any time on or following the date that an Acquiring Person obtains ten percent (10%) or more of the Common Stock, directly or indirectly (i) the Company consolidates with, or merges with and into, any other person (other than a subsidiary of the Company), and the Company shall not be the continuing or surviving corporation or other entity of such consolidation or merger, (ii) any person (other than a subsidiary of the Company) consolidates with, or merges with or into, the Company and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other person (or the Company) or cash or any other property, or (iii) the Company sells or otherwise transfers (or one or more of its subsidiaries sells or otherwise transfers), in one transaction or a series of related transactions, assets, cash flow, or earning power aggregating fifty percent (50%) or more of the assets, cash flow, or earning power of the Company and its subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any person or persons (other than the Company or any subsidiary of the Company), then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Purchase Price, a number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) having a then-current market value of twice the Purchase Price, based on the market price of such person’s stock prior to such transaction.

Redemption of the Rights. At any time prior to the earlier of the Distribution Time and the Final Expiration Time, the Board of Directors of the Company may, at its option, redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock, or such other form of consideration as the Board of Directors of the Company shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. The Redemption Price will be adjusted if the Company undertakes a stock dividend or a stock split.

Exchange Provision. At any time after the Distribution Time and prior to the acquisition by the Acquiring Person of fifty percent (50%) of the Common Stock, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Stock at an exchange ratio of one share of Common Stock per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for preferred stock, cash, debt or equity securities, property, or a combination thereof having a value approximately equal to one share of Common Stock.

Expiration of the Rights. The Rights will expire on the earliest of (i) 5:00 p.m., New York City time, on June 29, 2027, (the “Final Expiration Time”), (ii) the date that the Board determines to make the redemption effective; and (iii) the time at which the Rights are exchanged in full by the Company as described above.

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Amendment of the Rights Agreement. For so long as the Rights are redeemable, the Company may in its sole discretion supplement or amend the Rights Agreement in any respect without the approval of any holders of the Rights, the Series D Preferred Stock, or the Common Stock. However, from and after the time when the Rights are no longer redeemable, the Rights Agreement may not be supplemented or amended in any manner that would (i) adversely affect the interests of the holders of Rights (other than an Acquiring Person, its affiliates and associates, and the transferees or nominees thereof, (ii) cause the Rights again to become redeemable, or (iii) cause the Rights Agreement to become amendable other than in accordance with the original amendment provisions of the Rights Agreement.

Voting Rights; Other Stockholder Rights. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

Antidilution and Other Adjustments. The Board may adjust the Purchase Price, the number of shares of Series D Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, or a reclassification of the Series D Preferred Stock or Common Stock. With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least one percent of the Purchase Price.

Miscellaneous. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) or for common stock of an acquiring company or in the event of the redemption of the Rights as described above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARTOON STUDIOS, INC.

Date: July 6, 2026	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

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